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                                                                    EXHIBIT 23.4

                          CONSENT OF FINANCIAL ADVISORS

We consent to the reference to our Fairness Opinion in the Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 and to the inclusion of our Fairness Opinion issued to Abigail Adams National Bancorp, Inc. in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts."

/s/ Baxter Fentriss and Company

Baxter Fentriss and Company


Richmond, Virginia

October 3, 1997